Exhibit 10.1
EXECUTION COPY
Dated as of September 30, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Michael Gries
Re:       Limited Waiver
Ladies and Gentlemen:
     We refer to the Amended and Restated Credit Agreement, dated as of June 21, 2007 among TLC Vision (USA) Corporation, a Delaware corporation (the “Borrower”), TLC Vision Corporation, a New Brunswick corporation (“Parent”), as Guarantor, the Additional Guarantors, the Lenders, the Issuing Bank, and Wells Fargo Bank, National Association, as Collateral Agent and Administrative Agent, as amended by (i) Amendment No. 1 to Credit Agreement dated as of February 28, 2008, (ii) Limited Waiver and Amendment No. 2 to Credit Agreement dated as of March 31, 2009, (iii) Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of April 30, 2009, (iv) Consent and Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of June 1, 2009, (v) Limited Waiver, Consent, and Amendment No. 3 to Credit Agreement, dated as of June 5, 2009, (vi) Limited Waiver and Amendment No. 4 to Credit Agreement, dated as of June 30, 2009, and (vii) Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement, dated as of September 8, 2009 (the “Credit Agreement). Capitalized terms used but not defined in this Limited Waiver (this “Limited Waiver”) have the same meanings herein as in the Credit Agreement.
     The Loan Parties have requested that (a) the Required Lenders grant a limited waiver with respect to any and all Specified Defaults (as defined below), and (b) either (i) all of the Lenders agree to an extension for payment of the Specified Amounts (as defined below) or (ii) the Required Lenders agree to forbear from exercising their rights and remedies under the Loan Documents with respect to the Payment Defaults (as defined below). Accordingly, the Loan Parties hereby agree with the undersigned Lenders as follows:
     SECTION 1. Limited Waiver of Specified Defaults.
     (a) The undersigned Lenders hereby waive solely during the Waiver Period (as hereinafter defined) any and all Specified Defaults.
     (b) Upon the termination of the Waiver Period, (i) the Specified Defaults shall be Defaults and Events of Default for all purposes of the Credit Agreement and the other Loan Documents and (ii) the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders shall be entitled to exercise and to enforce any and all rights and remedies available to them under the Loan Documents or otherwise against the Loan Parties or in relation to the Collateral as a result of the occurrence of any Specified Default and any Default or Event of Default other than the Specified Defaults.
     (c) Notwithstanding the limited waiver contained in clause (a) above:
     (i) the defined term Eligible Assignee and Sections 2.06(b)(ii), 2.06(b)(v), 2.15, 5.02 (g)(ii)(B), 5.02(g)(ii)(C) and 5.02(g)(ii)(D) of the Credit Agreement shall be read and shall apply and be operative as if the foregoing limited waiver had not been granted and the Specified Defaults were continuing; and
     (ii) the Borrower shall have no right to (A) elect to cause an assignment by a Lender Party pursuant to Section 2.10(d) of the Credit Agreement, and (B) request or receive any additional Advance or the issuance of any additional Letter of Credit or Letter of Credit Participation Agreements, pursuant to Article II of the Credit Agreement, or otherwise.
(d) As used in this Limited Waiver:
     (i) “Limited Waiver Effective Date” shall mean September 30, 2009.
     (ii) “Payment Defaults” means the Defaults and Events of Default arising from failure to pay any Specified Amount on or prior to the date on which such Specified Amount is due and payable as set forth on Schedule 1 hereto;
     (iii) “Specified Amounts” has the meaning set forth in Section 2 hereof;
     (iv) “Specified Defaults” has the meaning set forth in Section 4 hereof; and
     (v) “Waiver Period” means the period commencing on the Limited Waiver Effective Date and ending on the earlier to occur of (A) October 13, 2009 or, if so agreed by the Required Lenders in their sole discretion after the Limited Waiver Effective Date, October 30, 2009, or (B) the occurrence of any Default or Event of Default (other than a Specified Default or a Payment Default).
     SECTION 2. Consent to Deferral of Specified Amounts Payment
     (a) Subject to Section 6(b) hereof, each of the Lenders hereby agrees to extend each date on which payment of each amount set forth on Schedule 1 hereto (each a “Specified Amount” and collectively, the “Specified Amounts”) is due and payable under the Loan Documents to the day immediately following the last day of the Waiver Period.

     SECTION 3. Forbearance
     (a) In the event that Section 2 hereof does not become effective because the conditions precedent specified in Section 6(b) hereof are not satisfied, then the undersigned Required Lenders agree that from and after the Limited Waiver Effective Date until the last day of the Waiver Period, they shall forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law with respect to the Payment Defaults.
     (b) Upon termination of the Waiver Period, the agreements of the undersigned Required Lenders to forbear from exercising their rights and remedies in respect of the Payment Defaults set forth herein shall automatically terminate, without the requirement of any notice to any Loan Party, and the undersigned Required Lenders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies set forth in the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to demand the immediate repayment of the Advances and the right to immediate repayment of all other Obligations in full.
     (c) In furtherance of the foregoing and notwithstanding the occurrence of the Limited Waiver Effective Date, each of the Loan Parties agrees that, subject to the agreement of the undersigned Required Lenders to forbear from exercising certain of their rights and remedies as and to the extent expressly set forth in this Limited Waiver, all rights and remedies of the Lenders under the Loan Documents or applicable law with respect to such Loan Party shall continue to be available to the Lenders from and after the Limited Waiver Effective Date.
     SECTION 4. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that:
     (a) Specified Defaults and Payment Defaults. Set forth on Schedule 2 attached hereto is an accurate list of certain Defaults and/or Events of Default that have occurred and are continuing under the Loan Documents (such Defaults and/or Events of Default, the “Specified Defaults”) as of the date hereof. Immediately (i) prior to the effectiveness of this Limited Waiver (and subject to the terms and conditions of the Credit Agreement), the Agents, the Issuing Bank and the Lenders had available to them, and were entitled to exercise, and (ii) upon the expiration of the Waiver Period, the Agents, the Issuing Bank and the Lenders shall have available to them, and be entitled to exercise, in each case, all of the rights and remedies (including the right to enforce all of the security interests created pursuant to the Loan Documents and, at the direction of the Required Lenders, to terminate the Commitments and accelerate the Advances) accorded under the Credit Agreement and the other Loan Documents with respect to the Specified Defaults, and any other then continuing Default or Event of Default. From and after the date hereof, neither the Borrower nor any other Loan Party will assert any objection to, or take any position, or engage in any action, which is inconsistent with, the Loan Parties’ acknowledgments of the existence of the Specified Defaults set forth in this Section 4(a) as of the date hereof.

     (b) Continued Validity of Loan Documents. Except for the consent, waivers and forbearance set forth in Sections 1, 2, and 3 respectively, hereof, this Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a consent, waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     (c) Reimbursement and Indemnification Obligations. Nothing contained herein shall be construed to diminish the expense reimbursement and indemnification obligations of the Loan Parties set forth in Section 9.04 of the Credit Agreement.
     (d) Advisers. The Borrower has an existing obligation to, and will, pay all invoiced fees and out-of-pocket expenses and disbursements of (i) Bingham McCutchen LLP (“Bingham”), counsel to certain of the Lenders, pursuant to the fee agreement, dated as of February 10, 2009, (ii) Gordian Group LLC (“Gordian”), the financial adviser engaged by Bingham for the benefit of the lenders represented by it, pursuant to engagement letter, dated as of February 20, 2009, and (iii) Stikeman Elliott LLP, Canadian counsel engaged by Bingham McCutchen LLP, subject to the terms and conditions of the fee agreement, dated as of February 10, 2009.
     (e) Payment Obligations. The Borrower has an existing obligation to, and will, pay to the Lenders on the day immediately following the last day of the Waiver Period each of the Specified Amounts.
     (f) Default Interest. Notwithstanding the consent, waivers and amendments set forth in this Limited Waiver, interest shall (i) accrue on the outstanding Obligations on and after the date hereof at the applicable default rates under Section 2.07(b) of the Credit Agreement and (ii) be payable in accordance with the Credit Agreement; provided that no such interest shall be payable until the day immediately following the last day of the Waiver Period.
     SECTION 5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Limited Waiver has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Limited Waiver is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Limited Waiver and the Credit Agreement constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) No Violation; No Defaults; Consents and Approvals. The execution, delivery and performance by each Loan Party of this Limited Waiver are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
     (c) Representations. After giving effect to this Limited Waiver, each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are no understandings or agreements relating to the Obligations other than the Loan Documents.
     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (iv) As of the Limited Waiver Effective Date (a) the outstanding principal amount of all Term Advances equals $76,659,696.92, (b) the outstanding principal amount of all Revolving Credit Advances equals $23,400,000.00 and (c) the outstanding LC Exposure equals US $50,000 and CAD $1,000,000.
     (e) No Other Defaults. No Default or Event of Default exists on the date hereof other than the Specified Defaults and Payment Defaults.

     (f) Material Information.
     (i) None of the factual information and data (taken as a whole) at any time furnished by any Loan Party, any of its Affiliates that it controls or any of their respective counsel, financial advisers or authorized representatives to any Agent, any Lender, or any of their respective counsel or financial advisors in connection with the Loan Documents and the proposed restructuring of the obligations thereunder, contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished.
     (ii) The projections and other pro forma financial information provided by any Loan Party, any of its Affiliates that it controls or any of their respective counsel, financial advisers or authorized representatives to any Agent, any Lender or any of their respective counsel or financial advisers were prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable at the time made, it being recognized by the Agents and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.
     SECTION 6. Conditions to Effectiveness. (a) This Limited Waiver shall become effective if, and only if, on or before September 30, 2009, each of the following conditions precedent shall have been satisfied:
     (i) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (A) duly executed counterparts of this Limited Waiver which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Limited Waiver to become effective and (B) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Guarantors.
     (ii) Fees, Costs and Expenses. The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (A) Bingham, pursuant to the fee agreement dated as of February 10, 2009, (B) Gordian, pursuant to the engagement letter, dated as of February 20, 2009, (C) Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, and (D) Ropes and Gray LLP, counsel to the Administrative Agent and Collateral Agent, pursuant to Section 9.04 of the Credit Agreement.
     (iii) Proof of Corporate Action. The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the Limited Waiver Effective Date, of the records of all corporate action taken by such Person to authorize (A) such Person’s execution and delivery of this Limited Waiver, and (B) such Person’s performance of all of its agreements and obligations under this Limited Waiver and the Credit Agreement. Such certified copies shall be in form and substance reasonably satisfactory to the Required Lenders.
     (iv) Incumbency Certificate. The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated the Limited Waiver Effective Date, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (A) to sign, in the name and on behalf of such Person, this Limited Waiver, and (B) to give notices and to take other action on behalf of such Person under this Limited Waiver and the Loan Documents. Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.
     (v) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated the Limited Waiver Effective Date, signed by the Chief Financial Officer of the Borrower, to the effect that (A) each of the representations and warranties of the Loan Parties contained in Section 5 hereof are true and correct as of the Limited Waiver Effective Date, and (B) all conditions to the effectiveness of this Limited Waiver set forth in this Section 6, other than those which are subject to the discretion of the Agents or any Lender, have been satisfied in all respects.
     (vi) Amendment to Fee Agreement. (A) Counsel to the Required Lenders shall have received duly executed counterparts of the amendment to the fee agreement dated as of the date hereof between the Borrower and Bingham, in form and substance reasonably satisfactory to Bingham, and (B) the fee reserve referred to in the amendment to the fee agreement dated as of the date hereof between the Borrower and Bingham shall have been deposited in accordance with the terms thereof.
     (b) In the event that less than 100% of the Lenders execute and deliver this Limited Waiver, then Section 2 of this Limited Waiver shall not be effective and shall not be binding on any of the Loan Parties, the Agents, the Issuing Bank and the Lenders.
     SECTION 7. Post-Closing Covenants.
     (a) Agreements. The Loan Parties shall not (i) make or permit any of their Subsidiaries (or Affiliates that they control) to make, any material amendment to any agreement to which it is a party, (ii) settle or permit any of their Subsidiaries to settle, or make any payment of or permit any of their Subsidiaries (or Affiliates that they control) to make any payment of, all or any part of any material claim, under or in connection with any agreement to which it is a party, or (iii) enter into any material agreement with any Person, unless in the case of (i) and (ii) the Loan Parties reasonably determine that such amendment, settlement or payment results in cash savings or improved liquidity for the Loan Parties after written notice to and consultation with the Required Lenders.
     (b) Terms of Financing and Restructuring. The Loan Parties shall negotiate in good faith and use their best efforts to agree by October 26, 2009 to (i) documentation for additional debt financing acceptable to the Required Lenders, and (ii) documentation for an overall debt and/or equity restructuring acceptable to the Lenders under applicable law.
     (c) Obligations. The Borrower shall pay in full all principal, interest, and any other Obligations (other than the Specified Amounts) due and payable during the Waiver Period.
     (d) Liquidity. The Loan Parties shall during the Waiver Period (i) at all times cause minimum Liquidity to be no less than $1,500,000, (ii) as of the last Business Day of any week, cause minimum Adjusted Liquidity to be no less than $1,500,000, and (iii) promptly notify the Agents and the Lender Parties if (A) Liquidity is less than $2,000,000 at any time or (B) Adjusted Liquidity is less than $2,000,000 as of the last Business Day of any week.
     (e) Meetings and Additional Information. The Loan Parties shall respond promptly to any reasonable requests for additional information by any Lender, its counsel or financial advisors.
     (f) Distributions to Parent. During the Waiver Period, the Borrower shall not declare and pay cash dividends to Parent in excess of an aggregate amount of $375,000 to permit Parent to pay (i) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers) and (ii) franchise fees or similar taxes and fees required to maintain its corporate existence.
     (g) Sale of Assets. The Loan Parties shall not sell, lease, transfer or otherwise dispose of, or permit any of their Subsidiaries to sell, lease, transfer of otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire, or permit any of their Subsidiaries to grant any option or other right to purchase, lease or otherwise acquire, any assets except as expressly permitted by Sections 5.02(e)(i) and 5.02(e)(iii) of the Credit Agreement (which permission is hereby extended through and including the last day of the Waiver Period).
     (h) Consents, Waivers. The Loan Parties shall, and shall cause their Subsidiaries to, use their best efforts to (i) obtain all necessary consents and/or waivers of any Person that has any rights under any agreement with any Loan Party or any of its Subsidiaries arising from any bankruptcy, insolvency, reorganization or any similar proceeding with respect to the Parent and/or Borrower, or any change of control provision therein that could have an adverse effect on the Parent or any of its Subsidiaries or Affiliates and (ii) seek a settlement, amendment or resolution, as applicable, with respect to (A) material claims and obligations asserted by any third party against any Loan Party or any of its Subsidiaries or Affiliates, and (B) material agreements between or among any Loan Party and any of its Subsidiaries or Affiliates on the one hand, and one or more third parties, on the other hand, in the case of each of (A) and (B) including, without limitation, such claims, obligations and agreements set forth in the list provided to counsel for the Borrower by counsel to the Represented Lenders on or prior to the date hereof.
     SECTION 8. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Limited Waiver, and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 9. GOVERNING LAW. THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 10. Miscellaneous. The failure of any Loan Party to timely perform any of its obligations under Section 7 hereof shall constitute an immediate and automatic Event of Default. This Limited Waiver constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understanding or agreement which may have existed with respect thereto. The waivers, consent and forbearance set forth in Sections 1, 2, and 3 of this Limited Waiver shall not apply to any other provision of the Credit Agreement, and shall be limited precisely as written, and shall only be effective during the Waiver Period. Except as expressly provided herein, this Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any right or remedy of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Limited Waiver, the terms and provisions of this Limited Waiver shall govern. The headings used in this Limited Waiver are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Limited Waiver or any provision hereof. This Limited Waiver shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Limited Waiver may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Limited Waiver by facsimile transmission shall constitute execution and delivery of this Limited

Waiver for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Limited Waiver may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Limited Waiver shall be effective as delivery of an original executed counterpart of this Limited Waiver.
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     IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours, TLC VISION (USA) CORPORATION, as Borrower
By:	/s/ William McManus
	Name:	William McManus
	Title:	Interim CFO

TLC VISION CORPORATION, as Parent and Guarantor
By:	/s/ William McManus
	Name:	William McManus
	Title:	Interim CFO

[Signature Page to Limited Waiver]

Annex A
CONSENT
Dated as of September 30, 2009
We, the undersigned, as Guarantors under the Guaranty and Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Credit Agreement) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders party to the Credit Agreement referred to in the foregoing Limited Waiver and Limited Waiver to Credit Agreement (“Limited Waiver”), hereby consent to such Limited Waiver and hereby confirm and agree that notwithstanding the effectiveness of such Limited Waiver, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GUARANTORS TLC VISION CORPORATION
By:	/s/ William McManus
	Name:	William McManus
	Title:	Interim CFO

[Signature Page to Limited Waiver]

AMERICAN EYE INSTRUMENTS, INC.
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
By: TLC THE LASER CENTER (INSTITUTE) INC., ITS MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED PARTNERSHIP
By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC, LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS MEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ William McManus

Name:	William McManus
Title:	Interim CFO
[Signature Page to Limited Waiver]

TLC THE LASER CENTER (MONCTON) INC.
RHEO CLINIC INC.
VISION CORPORATION

By:	/s/ William McManus

Name: William McManus
Title: Interim CFO
[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Brentwood CLO Ltd.
By: Highland Capital Management, L.P.
As Investment Manager

By:	/s/ JASON POST
Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Loan Funding IV LLC
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST
Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Emerald Orchard Limited

By:	/s/ ARLENE ARELLANO
Name: ARLENE ARELLANO
Title: AUTHORIZED SIGNATORY
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
HCSMF SCOTIA SWAP

By:	/s/ ARLENE ARELLANO Name: ARLENE ARELLANO
Title: AUTHORIZED SIGNATORY
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Loan Star State Trust
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.
As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Loan Funding VII LLC
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ JASON POST Name: JASON POST
Title: OPERATIONS DIRECTOR
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
GALE FORCE 1 CLO. LTD.
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dean T. Criares Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
GALE FORCE 3 CLO. LTD.
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dean T. Criares Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
FM LEVERAGED CAPITAL FUND II
By: GSO/Blackstone Debt Funds Management LLC
as Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
CIFC Funding 2007-48, LTD.

By:	/s/ Michio Brunner Name: Michio Brunner
Title: Authorized Signatory
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
CIFC Funding 2007- IV, Ltd.

By:	/s/ Nga Tran Name: Nga Tran
Title: Head of Institutional Relationships
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Spring Road CLO 2007-1, LTD., or an affiliate

By:	/s/ JOHN P. THACKER Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Pangaea CLO 2007-1 LTD.
          By: Pangaea Asset Management, LLC, its
          Collateral Manager

By:	/s/ Mark S. Maglaya Name: Mark S. Maglaya
Title: Assistant Secretary
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
Sargas CLO I LTD.
          By: Sargas Asset Management, LLC, its
          Portfolio Manager

By:	/s/ Mark S. Maglaya Name: Mark S. Maglaya
Title: Assistant Secretary
[Signature Page to Limited Waiver]

Agreed to and Accepted By:
ACA CLO 2007-1, LTD
By: Its investment advisor
Apidos Capital Management, LLC

By:	/s/ Vincent Ingato Name: Vincent Ingato
Title: Managing Director
[Signature Page to Limited Waiver]

Schedule 1
Specified Amounts

Type of Payment	Specified Amount	Due Date
1. Mandatory Prepayment from Net Cash Proceeds of a tax refund for the Fiscal Year ended December 31, 2008	$1,434,000.00	July 1, 2009
2. Commitment Fees	$465.17	June 30, 2009
3. Commitment Fees	$621.40	September 30, 2009
4. Interest on the Term Advances and Revolving Credit Advances	$227,304.97	June 30, 2009
5. Interest on the Term Advances	$275,383.36	July 1, 2009
6. Interest on the Term Advances and Revolving Credit Advances	$2,319,859.52	September 30, 2009
7. Amortization of the Term Advances	$212,500.00	June 30, 2009
8. Amortization of the Term Advances	$212,500.00	September 30, 2009
9. Letter of Credit Fees	$2,211.81	June 30, 2009
10. Letter of Credit Fees	$16,739.81	September 30, 2009

Schedule 2
Specified Defaults
1. Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with the Total Leverage Ratio and Fixed Charge Coverage Ratio in Section 5.04 of the Credit Agreement for the Measurement Periods ended December 31, 2008, March 31, 2009, June 30, 2009, and September 30, 2009.
2. Event of Default under the Credit Agreement because the Borrower received an audit opinion with respect to the Fiscal Year ended December 31, 2008 that contains a going concern qualification.
3. Default or Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to comply with Section 5.03(a) of the Credit Agreement by not giving notice of any of the Events of Default listed in paragraphs 1 and 2 above.
4. Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to maintain its corporate ratings from Moody’s and S&P.
5. Default or Event of Default under Section 6.01(e) of the Credit Agreement because the Borrower failed to make payments due under any interest rate Hedge Agreement.
6. Default or Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with Section 5.01(p) of the Credit Agreement by failing to maintain interest rate Hedge Agreements as set forth therein.
7. Event of Default under Section 6.01(d) of the Credit Agreement because the Loan Parties failed to comply with Section 6(c) of Amendment No. 5 to Credit Agreement by not causing TLC Management Services, Inc. to merge into the Borrower by September 21, 2009.